Consolidated Statements of Cash Flows - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Cash Flows from Operating Activities:
Net income	$ (173,308)	$ (28,859)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	142,158	183,205
Gain on fixed asset disposal	0	(13)
Amortization of convertible loan	59,925	0
Interest expense of convertible loan	18,720	0
Depreciation of right-of-use assets	178,135	0
Share-based compensation	25,000	20,000
Bad debt expense	2,411	(137,846)
Provision for obsolete inventories	176,805	0
Share of loss of investment in joint venture	2,030	6,690
Changes in operating assets and liabilities:
Accounts receivable	(114,900)	106,865
Product inventories	(142,334)	34,359
Prepaid expenses and other current assets	102,616	370,474
Operating lease	(186,921)	0
Trade accounts and other payables	(501,804)	(1,017,089)
Amount due from related parties	(12,061)	31,384
Amount due to related parties	(3,914)	(34,246)
Net cash provided (used) by operating activities	(427,442)	(465,076)
Cash Flows from Investing Activities:
Purchases of property, plant and equipment	(51,131)	(22,665)
Proceeds from sale of fixed assets	0	29
Purchase of intangible assets	0	(5,653)
Net cash used in investing activities	(51,131)	(28,289)
Cash Flows from Financing activities:
Issuance of common shares and warrants for cash, net of issuance costs	0	224,997
Proceeds from convertible notes payable	60,000	135,000
Net cash provided by financing activities	60,000	359,997
Effect of exchange rate changes on cash and cash equivalents	6,294	(6,404)
Net increase (decrease) in cash and cash equivalents	(412,279)	(139,772)
Cash and cash equivalents at the beginning of year	468,229	608,001
Cash and cash equivalents at the end of year	55,950	468,229
Cash paid during the period for:
Income Tax	18,669	10,712
Interest	$ (577)	$ 28,319